ADELPHIA COMMUNICATIONS CORPORATION
                              ONE NORTH MAIN STREET
                         COUDERSPORT, PENNSYLVANIA 16915


                                November 23, 1999


Adelphia Business Solutions, Inc.
One North Main Street
Coudersport, Pennsylvania  16915

         Re: Purchase of Shares of Adelphia Business Solutions, Inc.'s Class B Common Stock, $.01 par value per share

Gentlemen:

         The undersigned hereby agrees to purchase directly from you, and you agree to sell to the undersigned, upon the terms and subject to the conditions set forth herein, an aggregate of 5,181,350 shares (the "Shares") of Class B Common Stock, $.01 par value per share of Adelphia Business Solutions, Inc., a Delaware corporation (the "Company"), at a purchase price of $28.95 per share. Each capitalized term used herein without being defined herein shall have the meaning ascribed to it in the Underwriting Agreement, of even date herewith (the "Underwriting Agreement"), among the Company and Salomon Smith Barney, Inc. and the other underwriters named therein (together, the "Underwriters"), with respect to the offering and sale of 8,750,000 shares (excluding the over-allotment option) of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock).

         Each of the parties hereto represents and warrants that it has full power and is duly authorized to enter into and perform this agreement; that it has all necessary corporate approvals; that the execution and performance of this agreement will not conflict with the organic corporate documents of it or any order of a governmental body or agency (subject to any regulatory approvals or regulatory filings and expiration of waiting periods required by law) or material agreement to which it is a party or by which it is bound; and that this Agreement is enforceable in accordance with it terms, subject as to enforcement to bankruptcy, insolvency, reorganization, fraudulent conveyance and other laws of general applicability relating to or affecting creditors rights and to general equity principles. The Company also makes to the undersigned, and agrees that the undersigned is entitled to rely on, the representations and warranties made by the Company in the Underwriting Agreement; provided, however, that the undersigned represents and warrants to the Company that such representations and warranties are true and correct to the best of its knowledge.

         The purchase and sale of the Shares as contemplated hereby shall take place on the Closing Date concurrently with the closing on the Class A Common Stock with the Underwriters. No commissions or discounts shall be paid to any placement agent for such purchase or sale of the Shares. The Shares shall be purchased and shall be held for investment. It is agreed that the Shares shall be subject to all the rights and benefits of the Registration Rights Agreement dated as of October 25, 1996, as amended, between Adelphia Communications Corporation and the Company, and shall constitute Registrable Securities thereunder. It is further agreed that in connection with the offering or sale of the Class A Common Stock pursuant to the Underwriting Agreement, Adelphia Communications Corporation waives any piggyback registration rights it may have or may have had with respect to any shares of the Company's Class A or Class B Common Stock owned or controlled by it.

         Each party's obligations hereunder shall be conditioned upon the concurrent or prior closing on the purchase and sale of the Class A Common Stock as contemplated by the Underwriting Agreement, any required approvals having been obtained, any required filings having been made and any required waiting periods having expired, and the other party's representations and warranties being true and correct on and as of the closing date for the sale of the Shares hereunder (except (i) for representations and warranties which expressly relate solely to an earlier date or time, which representations or warranties shall be true and correct on and as of the specific dates or times referred to therein and (ii) for representations and warranties which are not true and correct due to matters subsequent to the date of the closing of Underwriting Agreement which have occurred in the Company in the ordinary course of its business, which have occurred in the Company and been authorized by the Board of Directors of the Company or which have occurred in the Company and been authorized by any individual affiliate of the undersigned who is an executive officer of the Company). This Agreement shall be terminated without liability on the part of any party hereto in the event that the Underwriting Agreement is terminated.

         This Agreement shall be effective upon execution and delivery, by the parties thereto, of the Underwriting Agreement.

         This Agreement may be executed in one or more counterparts each of which, taken together, shall constitute one and the same agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

                                         Very truly yours,

                                         ADELPHIA COMMUNICATIONS CORPORATION


                                         By: /s/ James R. Brown
                                             Name: James R. Brown
                                             Title: Vice President




Agreed to and accepted by on this 23rd day of November, 1999.

ADELPHIA BUSINESS SOLUTIONS, INC.


By: /s/ John Glicksman
     Name: John Glicksman
     Title: Vice President and General Counsel